Liquidity and Capital Resources	12 Months Ended
Dec. 31, 2011
Liquidity And Capital Resources (Abstract)
Liquidity And Capital Resources
3.       Liquidity and Capital resources:

The Company's primary liquidity needs are to fund financing expenses, debt repayment, vessel operating expenses and general and administrative expenses. As of December 31, 2011, working capital, which is current assets minus current liabilities, including the current portion of long-term debt, amounted to a deficit of $84.7 million.

Cash expected to be generated from operations assuming that current market charter hire rates will continue in 2012, may not be sufficient to cover the Company's ongoing working capital requirements, or for the Company to be in compliance with certain covenants contained in its loan agreements.

Consequently, the Company, taking all measures to manage its working capital requirements and ensure compliance with loan covenants, reached an agreement (Note 19(b)) with all the lenders under the Nordea credit facility amending, for a period commencing on March 30, 2012 and ending on December 31, 2013, of the amortization schedule, the collateral value clause and certain of the financial covenants of the facility (the effectiveness of which will be as of January 1, 2012) in order to improve its debt maturity profile and respond to the weak charter conditions currently prevailing in the market and the associated volatility in the vessels' market values. The effective date of the amended loan agreement is March 30, 2012.

As a condition to the amendment, and as more fully described in Notes 19(b) and 19(e), the Company undertook to raise at least $30.0 million through an equity offering, of which $20 million shall be raised by September 30, 2012 and the remaining $10 million by December 31, 2012. The loan amendment is conditioned, among other things, upon the Company raising $20.0 million out of the $30.0 million in equity capital, or alternatively securing from external sources the $20.0 million into a special purpose blocked account, on or prior to the effective date of the loan amendment. In order for the Company to meet the above conditions within the timeframe set by its lenders, it has reached an agreement with certain entities affiliated with the family of the Chairman of the Board of Directors for the placement of the amount of $20 million discussed above. The remaining Company's loan facilities with Credit Suisse, DVB and ABN are also agreed to be similarly amended and will require the Company to comply with a number of covenants, including financial covenants related to leverage, consolidated net worth, liquidity and interest coverage, dividends and collateral maintenance requirements, most of which will be in principle and calculation substantially similar to the covenants described under the amended Nordea facility.

Following the loan amendments above, management expects that the Company's primary sources of funds will be the existing cash and cash equivalents, cash from operations, cash resources being conserved by deferring $100.0 million to April 1, 2016 and the proceeds from the equity financing the Company undertook to complete in connection with the Nordea facility amendment.  The Company believes that the above plans will be sufficient to cover its working capital needs for a reasonable period of time.